Exhibit 99.1

American International Holdings Secures Financing

From Institutional Investors; Company to Accelerate 2021 Growth Strategy

Addison, TX, January 12, 2021 — American International Holdings Corp. (OTCQB: AMIH) (“AMIH” or the “Company”), a diversified holding company dedicated to acquiring, managing and operating, health, wellness, infrastructure and technology companies, today announced that it has entered into a Stock Purchase Agreement (the “SPA”) for the purchase of up to $1,450,000 of Secured Promissory Notes (the “Notes”) with two institutional investors (the “Investors”).

Pursuant to the SPA, the Investors purchased $850,000 of the Notes upon closing and have agreed to purchase the remaining $600,000 in Notes upon the Company’s timely filing and effectiveness of a registration statement and upon the Company’s meeting certain equity conditions and requirements as further defined and described in the SPA. Please see the Company’s report on Form 8-K for complete details on this financing. The sale of the Notes included warrants which were granted to each of the Investors and other requirements, as described in greater detail in the Form 8-K.

The investment is expected to enable the Company to further invest into marketing, customer acquisition, and additional technologies, products and services associated with its online telemedicine platform, www.ZipDoctor.co. The Company plans to utilize a portion of the proceeds to pay off and eliminate all prior convertible notes outstanding.

“This financing transaction marks a significant milestone for the Company as we are able to pay off and eliminate all prior existing convertible notes and are expected to have the capital needed to further our growth and development plans as we head into 2021,” commented Jacob Cohen, the Company’s Chief Executive Officer. “In addition, the new investment, along with an ongoing Reg A offering, is anticipated to provide the capital needed to allow the Company to identify strategic acquisition targets as we look forward to continuing to build value for all of our shareholders,” further commented Mr. Cohen.

About American International Holdings Corp.

American International Holdings Corp. is a diversified holding company dedicated to (a) acquiring, managing and operating health, wellness, infrastructure and technology companies, businesses and/or brands located both in the United States and abroad; (b) operating and managing an online platform providing customers with access to life and career coaches through LifeGuru, Inc. (www.LifeGuru.me, which is currently in development); and (c) operating and managing an online telemedicine platform connecting customers to board certified physicians and licensed mental and behavioral health counselors through ZipDoctor, Inc. (www.ZipDoctor.co). The Company seeks opportunities to acquire and grow businesses that possess strong brand values and that can generate long-term sustainable free cash flow and attractive returns in order to maximize value for the Company and its stakeholders.

FORWARD-LOOKING STATEMENTS: This press release may contain forward-looking statements, including information about management’s view of the Company’s future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to economic conditions, changes in the laws or regulations, demand for products and services of the Company, the conditions to closing the second offering discussed above, the effects of competition and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. These risk factors and others are included from time to time in filings made by the Company with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contact information at: info@amihcorp.com